UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2018

APOLLO MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37392	46-3837784
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

1668 S. Garfield Avenue, 2nd Floor, Alhambra, CA 91801

(Address of principal executive offices) (zip code)

(626) 282-0288

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Unconditional Bylaws Amendment

On April 19, 2018, in preparation for the 2018 annual meeting of stockholders (the “2018 Annual Meeting”) of Apollo Medical Holdings, Inc. (the “Company”), the Company’s board of directors (the “Board”) approved and adopted on behalf of the Company amendments to the Company’s Restated Bylaws (the “Unconditional Bylaws Amendment”) to:

•	Provide that each annual meeting of the Company’s stockholders will be held at a place and time designated by the Board;

•	Permit annual meetings of the Company’s stockholders to be held within 60 days instead of 50 days following the record date and the meeting notice date; and

•	Clarify that directors shall be elected pursuant to a plurality voting standard.

The foregoing description of the Unconditional Bylaws Amendment is qualified entirely by reference to the full text of the Unconditional Bylaws Amendments, which are attached hereto as Exhibit 3.2 and are incorporated by reference herein.

The Unconditional Bylaws Amendment was declared by the Board to become effective immediately as of April 19, 2018.

Item 8.01	Other Events.

Conditional Bylaws Amendment

On April 19, 2018, the Board also conditionally approved and adopted on behalf of the Company amendments to the Company’s Restated Bylaws (the “Conditional Bylaws Amendment”) to declassify the Board in a phased-in manner. The Conditional Bylaws Amendment shall become effective when and only if the amendments to the Company’s Restated Certificate of Incorporation to declassify the Board is approved and adopted by the Company’s stockholders at the 2018 Annual Meeting.

Annual Meeting Preliminary Proxy Statement

On April 20, 2018, the Company filed a preliminary proxy statement with the U.S. Securities and Exchange Commission in connection with the 2018 Annual Meeting to be held on Monday, June 18, 2018, at the Company’s principal executive offices located at 1668 S. Garfield Avenue, 2nd Floor, Alhambra, CA 91801.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.2	Amendments to the Company’s Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO MEDICAL HOLDINGS, INC.

Dated: April 25, 2018	By:	/s/ Thomas S. Lam, M.D.
	Name:	Thomas S. Lam, M.D.
	Title:	Co-Chief Executive Officer